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                                                                    EXHIBIT 99.1

                         MASTER TERMS PURCHASE AGREEMENT

         This Master Terms Purchase Agreement ("Master Purchase Agreement") dated as of June 1, 1996 between Nellie Mae, Inc. ("Nellie Mae") and Nellie Mae Education Funding, LLC ("Funding"), shall be effective upon execution by the parties hereto.

         WHEREAS, Nellie Mae is the owner of certain student loans;

         WHEREAS, Nellie Mae may desire to sell, transfer, convey and assign its interest in such loans from time to time and Funding may desire to purchase such loans from Nellie Mae;

         NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.         TERMS

         This Master Purchase Agreement establishes the terms under which Nellie Mae may sell, transfer, convey and assign and Funding may purchase the Student Loans (and all obligations of the Borrowers thereunder) specified on each Purchase Agreement ("Purchase Agreement") as the parties may execute from time to time pursuant to this Master Purchase Agreement. Each such Purchase Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of this Master Purchase Agreement, and shall be a separate agreement among Nellie Mae and Funding with respect to the Student Loans covered by the terms of such Purchase Agreement. If the terms of a Purchase Agreement conflict with the terms of this Master Purchase Agreement, the terms of such Purchase Agreement shall supersede and govern with respect to the Student Loans covered by the terms of such Purchase Agreement. Notwithstanding the foregoing, to the extent Nellie Mae is deemed to retain any right, title or interest in the Student Loans, Nellie Mae grants to Funding a security interest therein.

SECTION 2.         DEFINITIONS

         Capitalized terms used but not otherwise defined herein shall have the definitions set forth in Exhibit A to the Master Indenture.

         For purposes hereof:

         (A) "Bill of Sale" means that document executed by an authorized officer of Nellie Mae which shall set forth the Student Loans offered by Nellie Mae and accepted for purchase by Funding and which shall sell, transfer, assign and convey to Funding and its assignees all rights, title and interest of Nellie Mae in the Student Loans listed on the Bill of Sale and will certify that the representations and warranties made by Nellie Mae pursuant to Section 5 of this Master Purchase Agreement are true and correct.

         (B) "Borrower" means the obligor on a Student Loan.

         (C) "Cutoff Date" means a date agreed to by Nellie Mae and Funding to use in determining the Principal Balance and accrued interest for purposes of completing the Student Loan Transmittal Summary Form.

         (D) "Delinquent" means the period any payment of principal or interest due on a Student Loan is overdue.
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         (E) "Note" means the promissory note of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to the Student Loan.

         (F) "Principal Balance" means the outstanding principal amount of the Student Loan, plus accrued interest.

         (G) "Purchase Price" means the price paid for the Student Loans as set forth in the Bill of Sale.

         (H) "Qualified Loan" means a Student Loan offered for sale by Nellie Mae under the Purchase Agreement which as of the Cutoff Date is current or no more Delinquent than permitted under the Purchase Agreement in payment of principal or interest, which is owned by Nellie Mae and which, as of the effective date of the Bill of Sale, is supported by the following documentation:

         (a)       for each Student Loan:

                   1.     loan application, and any supplement thereto,

                   2. original promissory note and any addendum thereto or a certified copy thereof,

         (b)       for each Student Loan only if applicable:

                   1. payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Cutoff Date and (ii) an accounting of the allocation of all payments by Borrower or on Borrower's behalf to principal and interest on the Student Loan,

                   2. documentation which supports periods of current or past deferment or past forbearance,

                   3. a collection history, if the Student Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser,

                   4. evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

                   5.     evidence of requests for pre-claims assistance, and

                   6. a record of any event resulting in a change to or confirmation of any data regarding the Student Loan.

         (I) "Student Loan" means the Note or Notes offered for sale pursuant to the Purchase Agreement and related documentation together with any guaranties and other rights relating thereto; provided that "Student "Loan" shall not include any guaranties relating to such loan unless any such guaranty is pursuant to a Guaranty Agreement which permits the assignment of the Guarantor's obligations thereunder.

         (J) "Student Loan Transmittal Summary Forms" means the forms provided to Nellie Mae by Funding and completed by Nellie Mae which list, by Borrower, the Student Loans subject to the Bill of Sale and the outstanding Principal Balance and accrued interest thereof as of the Cutoff Date.


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         (K) "Trust Student Loans" means Student Loans which have been purchased for the benefit of the Trust pursuant to a Sales Agreement.

SECTION 3.         SALE/PURCHASE

         (A) Consummation of Sale and Purchase. The sale and purchase of Qualified Loans pursuant to a Purchase Agreement shall be consummated upon Funding's receipt from Nellie Mae of the Bill of Sale and the payment by Funding to Nellie Mae of the Purchase Price, and when consummated such sale and purchase shall be effective as of the date of the Bill of Sale. Nellie Mae and Funding shall use their best efforts to perform promptly their respective obligations pursuant to such Purchase Agreement.

         (B) Settlement of the Purchase Price. On the date of the Bill of Sale, Funding shall pay Nellie Mae the Purchase Price by wire transfer of immediately available funds to the account specified by Nellie Mae.

SECTION 4.         CONDITIONS TO PURCHASE

         (A) Activities Prior to the Purchase Date. Nellie Mae shall provide any assistance requested by Funding in determining that all required documentation on the Student Loans is present and correct.

         (B) Continued Servicing. Following the execution of each Purchase Agreement, Nellie Mae shall cause to be serviced all Student Loans subject to such Purchase Agreement until the date of the Bill of Sale.

         (C)       Bill of Sale/Student Loan Transmittal Summary Form.

                   (i) Nellie Mae shall deliver to Funding a Bill of Sale executed by an authorized officer of Nellie Mae, covering Student Loans offered by Nellie Mae and accepted by Funding as set forth thereon, selling, assigning, transferring and conveying to Funding and its assignees all right, title and interest of Nellie Mae in each of the Student Loans, and stating that the representations and warranties made by Nellie Mae in
                          Section 5 of this Master Purchase Agreement are true and correct on and as of the date of the Bill of Sale; and

                   (ii) Nellie Mae shall deliver to Funding, within fifteen days following the execution of each Purchase Agreement, the Student Loan Transmittal Summary Form identifying each of the Qualified Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Student Loan.

         (D) Endorsement. Nellie Mae shall provide a blanket endorsement in the form of endorsement provided for in the Purchase Agreement.

         At the direction of and in such form as Funding may designate, Nellie Mae also agrees to individually endorse any Qualified Loan as Funding may request from time to time.

         (E) Officer's Certificate. Nellie Mae shall furnish to Funding an Officer's Certificate in substantially the form attached hereto, in connection with the execution of this Master Purchase Agreement and at such other times as the Officers listed on such certificate shall change.


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         (F) Student Loan Transfer Statement. Upon Funding's request, Nellie Mae shall deliver to Funding one (1) or more Student Loan Transfer Statements provided by Funding, executed by Nellie Mae and dated the date of the Bill of Sale. Nellie Mae agrees that Funding may use the Bill of Sale, including the Student Loan Transmittal Summary Form attached to the Bill of Sale, as official notification to any Guarantor of the sale by Nellie Mae to Funding of the Student Loans listed on the Bill of Sale.

         (G) Power of Attorney. Nellie Mae hereby grants to Funding an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of Nellie Mae any Qualified Student Loan to evidence the transfer of such Qualified Student Loan to Funding and to cause to be transferred physical possession of any Note from Nellie Mae or the Servicer to Funding or any custodian on their behalf.

SECTION 5.         REPRESENTATIONS AND WARRANTIES OF NELLIE MAE AND FUNDING

         (A) Nellie Mae represents and warrants to Funding that with respect to a portfolio of Student Loans as of the date of each Purchase Agreement and Bill of Sale:

                   (i) Nellie Mae is duly organized and existing under the laws of the applicable jurisdiction;

                   (ii) Nellie Mae has all requisite power and authority to enter into and to perform the terms of the Purchase Agreement; and

                   (iii) Nellie Mae has not, with respect to any Student Loan purchased under Purchase Agreements executed pursuant to this Master Purchase Agreement, agree to release any Guarantor, if any, from any of its contractual obligations as an insurer of such Student Loan.

         (B) Nellie Mae represents and warrants to Funding as to the Student Loans purchased by Funding under each Purchase Agreement and each Bill of Sale executed pursuant to this Master Purchase Agreement that:

                   (i) Nellie Mae has good title to, and is the sole owner of, the Student Loans, free and clear of all security interests, liens, charges, claims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to the Student Loans;

                   (ii) The Student Loans are Qualified Loans and the description of the Student Loans set forth in the Purchase Agreement and the Student Loan Transmittal Summary Form is true and correct;

                   (iii) Nellie Mae is authorized to sell, assign, convey, transfer and repurchase the Student Loans; and the sale, assignment and transfer of such Student Loans is or, in the case of a Student Loan repurchase by Nellie Mae, will be made pursuant to and consistent with the laws and regulations under which Nellie Mae operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which Nellie Mae is a party or by which Nellie Mae or its property is


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                          bound, or constitute a default (or an event which
                          could constitute a default with the passage of time or notice or both) thereunder;

                   (iv) The Student Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defenses of infancy);

                   (v) Any payments on the Student Loans received by Nellie Mae which have been allocated to reduction of principal and interest on such Student Loans have been allocated on a simple interest basis; the information with respect to the Student Loans as of the Cutoff Date as stated on the Student Loan Transmittal Summary Form is true and correct;

                   (vi) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting the Student Loans and, with respect to any Student Loan for which repayment terms have been established, all disclosures of information required to be made have been made;

                   (vii) Each Student Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

                   (viii) No Student Loan is more than sixty (60) days
                          delinquent as of the Cutoff Date and no default, breach, violation or event permitting acceleration under the terms of any Student Loan exists; and neither Nellie Mae nor any predecessor holder of any Student Loan has waived any of the foregoing other than as permitted by the Basic Documents;

                   (ix) It is the intention of Nellie Mae and Funding, and Nellie Mae hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Student Loans from Nellie Mae to Funding and that the beneficial interest in and title to such Student Loans not be part of Nellie Mae's estate in the event of the bankruptcy of Nellie Mae or the appointment of a receiver with respect to Nellie Mae;

                   (x) There is only one original executed copy of the promissory note evidencing each Student Loan; and

                   (xi) No Borrower of any Student Loan as of the Cutoff Date is known by Nellie Mae as being currently involved in a bankruptcy proceeding.

         (C) Funding represents and warrants that as of the date of each Purchase Agreement and each Bill of Sale:

                   (i) Funding is a Massachusetts limited liability company duly organized and validly existing in good standing under the laws of the Commonwealth and having an office located within the Commonwealth. It has all requisite power and authority to execute, deliver and perform its obligations under this Purchase Agreement;

                   (ii) Funding has taken all action necessary to authorize the execution and delivery by it of the Purchase Agreement, and the Purchase Agreement will be executed and


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                          delivered by one of its officers who is duly
                          authorized to execute and deliver the Purchase Agreement on its behalf; and

                   (iii) Neither the execution nor the delivery by it of this Master Purchase Agreement and each Purchase Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or state law, governmental rule or regulation governing the Funding or any judgment or order binding on it, or constitute any default under its certificate of incorporation or operating agreement or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

SECTION 6.         REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

         Each party to this Agreement shall give notice to the other party promptly, in writing, upon the discovery of any breach of Nellie Mae's representations and warranties made pursuant to Section 5 hereof which has a materially adverse effect on the interest of Funding in any Trust Student Loan. In the event of such a material breach which is not curable, Nellie Mae shall repurchase any affected Trust Student Loan not later than 120 days following the date of discovery of such material breach. In the event of such a material breach which is curable, unless the material breach shall have been cured within 360 days following the date of discovery of such material breach, Nellie Mae shall repurchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period.

         The sole remedy of Funding, the Owner Trustee, the Certificateholders and the Noteholders with respect to a breach by Nellie Mae pursuant to Section 5 hereof shall be to require Nellie Mae to repurchase Trust Student Loans or to reimburse Funding as provided above. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Trust Student Loan.

SECTION 7.         OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD
                   COMMUNICATIONS

         (A) Any payment received by Nellie Mae with respect to amounts accrued after the date of the Bill of Sale for any Student Loan sold to Funding, which payment is not reflected in the Student Loan Transmittal Summary Form, shall be received by Nellie Mae in trust for the account of Funding and Nellie Mae hereby disclaims any title to or interest in any such amounts. Within two (2) business days following the date or receipt, Nellie Mae shall remit to Funding an amount equal to any such payments on a list provided by Funding identifying the Student Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

         (B) Any written communication received at any time by Nellie Mae with respect to any Student Loan subject to a Purchase Agreement shall be transmitted by Nellie Mae to Servicer within two (2) business days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.


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SECTION 8.         CONTINUING OBLIGATION OF NELLIE MAE

         Nellie Mae shall provide all reasonable assistance necessary for Funding to resolve account problems raised by any Borrower or any Guarantor provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period Nellie Mae owned the Student Loan, or (b) a payment made or alleged to have been made to Nellie Mae. Further, Nellie Mae agrees to execute any financing statements at the request of Funding in order to reflect Funding's interest in the Student Loans.

SECTION 9.         LIABILITY OF NELLIE MAE: INDEMNITIES

         Nellie Mae shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Nellie Mae under this Purchase Agreement.

         (A) Nellie Mae shall indemnify, defend and hold harmless Funding and its officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of Funding, not including any taxes asserted with respect to, and as of the date of, the sale of the Student Loans to Funding, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

         (B) Nellie Mae shall indemnify, defend and hold harmless Funding in its individual capacity, and the officers, directors, employees and agents of Funding from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, Nellie Mae's willful misfeasance, bad faith or negligence in the performance of its duties under the Purchase Agreement, or by reason of reckless disregard of its obligations and duties under the Purchase Agreement.

         Indemnification under this Section shall survive the termination of this Master Purchase Agreement, and shall include reasonable fees and expenses of counsel and expenses of litigation. If Nellie Mae shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Nellie Mae, without interest.

SECTION 10. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF NELLIE MAE

         Any Person (a) into which Nellie Mae may be merged or consolidated, (b) which may result from any merger or consolidation to which Nellie Mae shall be a party or (c) which may succeed to the properties and assets of Nellie Mae substantially as a whole, shall be the successor to Nellie Mae without the execution or filing of any document or any further act by any of the parties to this Purchase Agreement; provided, however, that Nellie Mae hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than Nellie Mae, executes an agreement of assumption to perform every obligation of Nellie Mae under the Purchase Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 shall have been breached, (iii) the surviving Person, if other than Nellie Mae, shall have delivered to Funding an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Purchase Agreement relating to such transaction have been complied with, and that any conditions set by the Rating Agencies shall have been satisfied with respect to such transaction


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(iv) if Nellie Mae is not the surviving entity, Nellie Mae shall have delivered to Funding an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Funding in the Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11.        LIMITATION ON LIABILITY OF NELLIE MAE AND OTHERS

         Nellie Mae and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way Nellie Mae's obligations under Section 6). Nellie Mae shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Master Purchase Agreement or any Purchase Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase and reimbursement obligations of Nellie Mae will constitute the sole remedy available to Funding for uncured breaches; provided, however, that the information with respect to the Student Loans listed on the Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the Bill of Sale and (i) to the extent that the aggregate Principal Balance of the Student Loans listed on the Bill of Sale is less than the aggregate Principal Balance stated on the Student Loan Transmittal Summary Form, Nellie Mae shall remit such amount to Funding and (ii) to the extent that the aggregate Principal Balance of the Student Loans listed on the Bill of Sales is greater than the aggregate Principal Balance stated on the Student Loan Transmittal Summary Form, Funding shall furnish such amount to Nellie Mae. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12.        EXPENSES

         Except as otherwise provided herein, each party to this Master Purchase Agreement or any Purchase Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of this Master Purchase Agreement and any Purchase Agreement and the transactions contemplated herein or therein.

SECTION 13.        SURVIVAL OF COVENANTS/SUPERSESSION

         All covenants, agreements, representations and warranties made herein and in or pursuant to any Purchase Agreements executed pursuant to this Master Purchase Agreement shall survive the consummation of the purchase of the Student Loans provided for in each Purchase Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of Nellie Mae shall bind and inure to the benefit of any successors or assigns of Funding and shall survive with respect to each Student Loan. Each Purchase Agreement supersedes all previous agreements and understandings between Funding and Nellie Mae with respect to the subject matter thereof. This Master Purchase Agreement and any Purchase Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by Funding of any covenant, agreement, representation or warranty required to be made or furnished by Nellie Mae or the waiver by Funding of any provision herein contained or contained in any Purchase Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the


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parties in the administration of the terms hereof or of any Purchase Agreement, be construed to lessen the right of Funding to insist upon the performance by Nellie Mae in strict accordance with said terms.

SECTION 14.        COMMUNICATION AND NOTICE REQUIREMENTS

         All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to Nellie Mae or Funding, as the case may be, addressed as set forth in the Purchase Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to Nellie Mae or Funding by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 15.        FORM OF INSTRUMENTS

         All instruments and documents delivered in connection with this Master Purchase Agreement and any Purchase Agreement, and all proceedings to be taken in connection with this Master Purchase Agreement and any Purchase Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Funding shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an Attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 16.        AMENDMENT

         This Master Purchase Agreement and any Purchase Agreement may be amended by the parties thereto without the consent of the related Noteholders or Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Master Terms and Purchase Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee, materially and adversely affect the interest of any such Noteholder or Certificateholder.

         In addition, this Master Purchase Agreement and any Purchase Agreement may also be amended from time to time by Nellie Mae and Funding, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders of Certificates evidencing a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Master Purchase Agreement or any Purchase Agreements or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance of Certificates, the Noteholders or the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), Funding shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, each Certificateholder, and each of the Rating Agencies.


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
         It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient in such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Master Purchase Agreement, Funding shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Agreement. Funding may, but shall not be obligated to, enter into any such amendment which affects Funding's own rights, duties or immunities under this Master Purchase Agreement or otherwise.

SECTION 17.        NON-PETITION COVENANTS

         Notwithstanding any prior termination of this Master Purchase Agreement Nellie Mae and Funding shall not acquiesce, petition or otherwise invoke or cause Funding to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Funding under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Funding or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Funding.

SECTION 18.        GOVERNING LAW

         This Master Purchase Agreement and any Purchase Agreement shall be government by and construed in accordance with the laws of the Commonwealth.



                                NELLIE MAE, INC.
                                (Seller)


                                By: /s/ John F. Remondi
                                   ---------------------------------------------
                                        Name:  John F. Remondi
                                        Title:  Treasurer



                                NELLIE MAE EDUCATION FUNDING, LLC
                                (Purchaser)


                                By: /s/ Lawrence W. O'Toole
                                   ---------------------------------------------
                                        Name:  Lawrence W. O'Toole
                                        Title:  President


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                                  ATTACHMENT A
                               PURCHASE AGREEMENT

                          Dated as of ___________, 1996


                            PURCHASE AGREEMENT NUMBER _____

         Nellie Mae, Inc. ("Nellie Mae") hereby offers for sale to Nellie Mae Education Funding, LLC ("Funding") the entire right, title and interest of Nellie Mae in the Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, Funding accepts Nellie Mae's offer. In order to qualify as Qualified Loans, no payment of principal or interest shall be more than sixty (60) days Delinquent as of the Cutoff Date which date shall be __________, 1996. Notwithstanding the foregoing, to the extent Nellie Mae is deemed to retain any right, title or interest in the Student Loans, Nellie Mae grants to Funding a security interest therein.

                         TERMS, CONDITIONS AND COVENANTS

         In consideration of the Purchase Price, Nellie Mae hereby sells, transfer, convey and assign to Funding the entire right, title and interest of Nellie Mae in the Student Loans accepted for purchase, subject to all the terms and conditions of the Master Terms Purchase Agreement ("Master Terms Agreement") and any amendments thereto, incorporated herein by reference, among Nellie Mae and Funding. The Purchase Price of the Student Loans shall equal $________.

         This document shall constitute a Purchase Agreement as referred in the Master Terms Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms Agreement. All references in the Master Terms Agreement to Student Loans or Qualified Loans shall be deemed to refer to the Student Loans governed by this Purchase Agreement. Nellie Mae hereby makes, as of the date hereof, all the representations and warranties contained in the Master Terms Agreement and makes such representations and warranties with respect to the Student Loans governed by this Purchase Agreement.

         Nellie Mae authorizes Funding to use a copy of the Bill of Sale, including the Student Loan Transmittal Summary Form attached to the Bill of Sale, as official notification to any Guarantor of assignment on the date of purchase.

         The parties hereto intend that the transfer of Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form be, and be construed as, a valid sale of such Student Loans from Nellie Mae to Funding. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then Nellie Mae hereby grants Funding a first priority security interest in and to all Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such loans.

NELLIE MAE, INC.                        NELLIE MAE EDUCATION FUNDING LLC
(SELLER)                                (PURCHASER)


By:                                     By:
   ----------------------                  --------------------------------

Name:                                   Name:
     --------------------                    ------------------------------

Title:                                  Title:
      -------------------                     -----------------------------

                          PURCHASE AGREEMENT NUMBER __
                   BLANKET ENDORSEMENT DATED __________, 1996

         Nellie Mae, Inc. ("Nellie Mae"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes ("the Notes") described in the Bill of Sale executed by Nellie Mae in favor of Nellie Mae Education Funding, LLC ("Funding"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms Agreement referred to in the Purchase Agreement among Nellie Mae and Funding which covers this promissory note.

         This endorsement may be effected by attaching this instrument to each or any of the Notes.

         Notwithstanding the foregoing, Nellie Mae agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by any Guarantor of the Note.

THE SALE AND PURCHASE OF THE STUDENT LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE PURCHASE AGREEMENT. BY EXECUTION HEREOF, NELLIE MAE ACKNOWLEDGES THAT NELLIE MAE HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING'S PAYMENT TO NELLIE MAE OF THE PURCHASE PRICE AND, UNLESS OTHERWISE AGREED BY NELLIE MAE AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.


                                         ---------------------------------------
SELLER                                   PURCHASER
- -----------------------------------      ---------------------------------------

Nellie Mae, Inc.                         Nellie Mae Education Funding, LLC
50 Braintree Hill Park
Suite 300
Braintree, Massachusetts 02184           By:
                                            ---------------------------------
                                                  (Signature of Authorized
                                                  Officer for Purchaser)
By:
   -----------------------------
     (Signature of Authorized            Name:
         Officer of Seller)                   -------------------------------

                                         Title:
                                               ------------------------------
Name:
     ---------------------------
                                         Date of Purchase:            , 1996
                                                          ------------
Title:
      --------------------------         ---------------------------------------


- --------------------------------------------------------------------------------
NOTE:  Boxed areas on this form are to be completed by Purchaser.
- --------------------------------------------------------------------------------

                      BILL OF SALE DATED ____________, 1996

         The undersigned ("Nellie Mae"), for value received and pursuant to the terms and conditions of Purchase Agreement Number 1 ("Purchase Agreement") between Nellie Mae Education Funding, LLC ("Funding") and Nellie Mae, does hereby sell, assign, transfer and convey to Funding and its assignees all right, title and interest of Nellie Mae in the Student Loans identified herein which Funding has accepted for purchase. The portfolio accepted for purchase by Funding and the individual Borrower accounts are listed on Schedule A attached hereto.

         Nellie Mae hereby makes the representations and warranties set forth in
Section 5 of the Master Terms Purchase Agreement incorporated by reference in this Purchase Agreement. Nellie Mae authorizes Funding to use a copy of this document as official notification to any Guarantor of assignment to Funding of the Student Loans on the date of purchase.





SELLER                                   PURCHASER
- -----------------------------------      ---------------------------------------

                                         Nellie Mae Education Funding, LLC
Nellie Mae, Inc.
50 Braintree Hill Park
Suite 300                                By:
Braintree, Massachusetts 02184              ---------------------------------
                                                 (Signature of Authorized
                                                   Officer for Purchaser)

                                         Name:
By:                                           -------------------------------
   -----------------------------
     (Signature of Authorized            Title:
        Officer of Seller)                     ------------------------------

                                         Date of Purchase:             , 1996
Name:                                                      -------------
     ---------------------------

Title:
      --------------------------         ---------------------------------------


- --------------------------------------------------------------------------------
NOTE:  Boxed areas on this form are to be completed by Purchaser.
- --------------------------------------------------------------------------------

                              OFFICER'S CERTIFICATE


         I, Lawrence W. O'Toole, of Nellie Mae, Inc. (the "Nellie Mae"), hereby certify to Nellie Mae Education Funding, LLC that:

         1. The person(s) named below are at the date hereof the duly elected, qualified and acting officers of Nellie Mae holding the offices indicated and the signature following each name is the genuine signature of the person named:

           TITLE               NAME                       SIGNATURE
           -----               ----                       ---------

         Treasurer        John F. Remondi
                                                     ------------------


   2. Any of the above-named person(s) is duly authorized to sign agreements provided for the sale of student loans to Nellie Mae Education Funding, LLC.

         WITNESS my hand this 12th day of July, 1996.


                          By:
                             ----------------------------
                          Name:  Lawrence W. O'Toole
                          Title: President